UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-21601

Registrant Name:	PIMCO Income Strategy Fund II

Address of Principal Executive Offices:	1633 Broadway
New York, NY 10019

Name and Address of Agent for Service:	William G. Galipeau
1633 Broadway
New York, NY 10019

Registrant’s telephone number, including area code:	(844) 337-4626

Date of Fiscal Year End:	July 31, 2015

Date of Reporting Period:	October 31, 2014

Item 1. Schedule of Investments

PIMCO Income Strategy Fund II

October 31, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 124.1%
BANK LOAN OBLIGATIONS 0.1%
Clear Channel Communications, Inc.
TBD% due 01/30/2019		$1,300	$1,231

Total Bank Loan Obligations (Cost $1,217)			1,231

CORPORATE BONDS & NOTES 42.0%
BANKING & FINANCE 26.0%
AGFC Capital Trust
6.000% due 01/15/206		1,800	1,525
Ally Financial, Inc.
4.625% due 06/26/2015		6,200	6,343
American International Group, Inc.
6.250% due 03/15/2087 (f)		15,900	17,677
8.175% due 05/15/2068		300	409
Army Hawaii Family Housing Trust Certificates
5.524% due 06/15/2050		7,000	7,577
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (d)	EUR	2,000	2,873
Barclays Bank PLC
7.625% due 11/21/2022		$2,200	2,401
Barclays PLC
6.500% due 09/15/2019 (d)	EUR	1,500	1,840
8.000% due 12/15/2020 (d)		1,800	2,352
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
8.400% due 06/29/2017 (d)		$700	772
Credit Agricole S.A.
6.500% due 06/23/2021 (d)	EUR	400	512
7.500% due 06/23/2026 (d)	GBP	3,500	5,521
7.875% due 01/23/2024 (d)		$2,300	2,381
GMAC International Finance BV
7.500% due 04/21/2015	EUR	4,200	5,406
GSPA Monetization Trust
6.422% due 10/09/2029		$5,044	5,797
ILFC E-Capital Trust
6.250% due 12/21/2065		4,300	4,182
LBG Capital PLC
7.375% due 03/12/2020	EUR	500	675
8.875% due 02/07/2020		8,900	12,569
12.750% due 08/10/2020	GBP	300	539
15.000% due 12/21/2019	EUR	1,100	2,038
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	6,100	9,880
Millennium Offshore Services Superholdings LLC
9.500% due 02/15/2018		$4,500	4,500
Navient Corp.
5.500% due 01/15/2019		24,240	25,195
Nippon Life Insurance Co.
5.100% due 10/16/2044		1,700	1,779
Novo Banco S.A.
2.625% due 05/08/2017	EUR	200	227
3.875% due 01/21/2015		200	250
4.750% due 01/15/2018		600	720
5.000% due 04/04/2019		311	362
5.000% due 04/23/2019		653	771
5.000% due 05/14/2019		431	507
5.000% due 05/21/2019		241	281
5.000% due 05/23/2019		240	283
5.875% due 11/09/2015		900	1,099
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		$3,200	3,128
6.299% due 05/15/2017		5,500	5,541
Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		6,100	5,974
Vnesheconombank Via VEB Finance PLC
6.902% due 07/09/2020		11,000	11,275
Wachovia Capital Trust
5.570% due 12/01/2014 (d)		5,000	4,863
Western Group Housing LP
6.750% due 03/15/2057		5,500	6,717

			166,741

INDUSTRIALS 6.2%
Anadarko Petroleum Corp.
7.000% due 11/15/2027		3,400	4,040
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (b)		1,600	1,443
Forbes Energy Services Ltd.
9.000% due 06/15/2019		300	291
Ford Motor Co.
7.700% due 05/15/2097		2,960	3,884
Gulfport Energy Corp.
7.750% due 11/01/2020		400	410
Hema Bondco BV
6.250% due 06/15/2019	EUR	200	223
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		$1,980	1,970
Perstorp Holding AB
8.750% due 05/15/2017		2,400	2,448
9.000% due 05/15/2017	EUR	700	903
Pertamina Persero PT
6.450% due 05/30/2044		$16,000	17,080
Schaeffler Holding Finance BV (6.250% Cash or 6.250% PIK)
6.250% due 11/15/2019 (b)		1,800	1,872
Schaeffler Holding Finance BV (6.750% Cash or 6.750% PIK)
6.750% due 11/15/2022 (b)		1,000	1,063
UAL Pass-Through Trust
10.400% due 05/01/2018		1,841	2,034
UCP, Inc.
8.500% due 10/21/2017		2,000	1,979

			39,640

UTILITIES 9.8%
Bruce Mansfield Unit Pass-Through Trust
6.850% due 06/01/2034		2,195	2,444
CenturyLink, Inc.
7.600% due 09/15/2039		7,000	7,105
Dynegy Finance, Inc.
6.750% due 11/01/2019		955	990
7.375% due 11/01/2022		905	958
7.625% due 11/01/2024		155	164
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		6,100	5,421
6.000% due 11/27/2023		13,000	12,642
Illinois Power Generating Co.
7.000% due 04/15/2018		1,700	1,632
7.950% due 06/01/2032		500	493
Northwestern Bell Telephone
7.750% due 05/01/2030		12,625	14,544
Qwest Corp.
7.200% due 11/10/2026		3,400	3,421
Red Oak Power LLC
8.540% due 11/30/2019		2,168	2,358
Rosneft Finance S.A.
6.625% due 03/20/2017		3,900	4,030
7.500% due 07/18/2016		5,500	5,741
7.875% due 03/13/2018		500	537

			62,480

Total Corporate Bonds & Notes (Cost $259,152)			268,861

MUNICIPAL BONDS & NOTES 8.6%
CALIFORNIA 2.4%
La Quinta Financing Authority, California Tax Allocation Bonds, Series 2011
8.070% due 09/01/2036		3,000	3,480
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030		1,200	1,326
San Francisco, California City & County Redevelopment Agency Tax Allocation Bonds, Series 2009
8.406% due 08/01/2039		1,650	2,039
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038		7,500	8,408

			15,253

NEBRASKA 1.2%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041		6,500	7,414

NEW JERSEY 0.0%
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2041	400	299

OHIO 4.4%
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	27,300	28,184

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	850	629

WEST VIRGINIA 0.5%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	4,100	3,493

Total Municipal Bonds & Notes (Cost $48,306)		55,272

U.S. GOVERNMENT AGENCIES 18.0%
Fannie Mae
3.500% due 02/25/2042 - 01/25/2043 (a)	3,058	446
4.000% due 08/25/2042 - 01/25/2043 (a)	24,072	4,044
4.500% due 11/25/2042 (a)	4,556	811
5.217% due 12/25/2042	506	401
5.218% due 07/25/2043	1,309	1,059
5.772% due 01/25/2043	1,892	1,493
5.998% due 11/25/2042 (a)	5,182	1,238
6.098% due 01/25/2040 - 08/25/2041 (a)	8,129	1,443
6.448% due 11/25/2040 - 04/25/2041 (a)	32,128	5,452
9.796% due 06/25/2043	8,950	9,424
11.861% due 06/25/2043	9,397	9,932
Freddie Mac
3.000% due 02/15/2033 (a)	3,644	475
3.500% due 01/15/2043 (a)	4,727	718
4.000% due 11/15/2039 (a)	3,647	511
5.847% due 08/15/2042 (a)	4,404	964
8.294% due 07/15/2039	26,094	26,410
11.593% due 09/15/2035 - 08/15/2043	5,886	6,166
Freddie Mac Strips
3.500% due 12/15/2032 (a)	7,265	1,054
Ginnie Mae
3.500% due 06/20/2042 - 03/20/2043 (a)	4,260	561
4.000% due 03/20/2042 - 10/20/2042 (a)	4,118	669
7.207% due 05/16/2041 (f)	31,000	31,638
8.591% due 08/20/2039	8,700	9,966

Total U.S. Government Agencies (Cost $115,180)		114,875

MORTGAGE-BACKED SECURITIES 27.5%
Banc of America Alternative Loan Trust
5.500% due 10/25/2033	7,570	7,836
6.000% due 01/25/2036	227	194
6.000% due 07/25/2046 ^	1,152	959
Banc of America Funding Trust
2.829% due 01/20/2047 ^	62	49
6.000% due 08/25/2037 ^	8,835	7,817
BCAP LLC Trust
2.698% due 05/26/2036	690	17
5.410% due 03/26/2037	1,827	632
9.993% due 05/26/2037	1,728	416
13.704% due 09/26/2036	5,871	4,517
17.277% due 06/26/2036	488	140
Bear Stearns Adjustable Rate Mortgage Trust
2.508% due 10/25/2034	1,787	1,596
Bear Stearns ALT-A Trust
2.561% due 11/25/2036	562	388
2.661% due 09/25/2035 ^	1,430	1,161
Chase Mortgage Finance Trust
2.497% due 12/25/2035 ^	19	17
5.500% due 05/25/2036	83	76
Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	261	269
6.000% due 09/25/2037	2,590	2,724
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	4,749	4,154
6.000% due 08/25/2037	1,976	1,554
Countrywide Alternative Loan Trust
5.500% due 03/25/2035	623	582
5.500% due 01/25/2036	1,511	1,353
5.500% due 03/25/2036	225	181
5.648% due 04/25/2036 ^	3,227	2,387
5.750% due 01/25/2035	746	765

5.750% due 02/25/2035	884	869
5.750% due 12/25/2036 ^	1,323	1,072
6.000% due 02/25/2035	684	736
6.000% due 04/25/2036	972	823
6.000% due 04/25/2037 ^	3,314	2,730
6.000% due 05/25/2037	4,229	3,492
6.250% due 11/25/2036 ^	1,406	1,333
6.250% due 12/25/2036 ^	962	808
6.500% due 08/25/2036 ^	861	675
Countrywide Home Loan Mortgage Pass-Through Trust
5.750% due 03/25/2037 ^	1,222	1,120
6.000% due 05/25/2036 ^	879	821
6.000% due 02/25/2037	963	928
6.000% due 03/25/2037	1,365	1,243
6.000% due 07/25/2037	4,125	3,556
6.000% due 09/25/2037 ^	4,623	4,413
6.250% due 09/25/2036 ^	1,469	1,331
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036	358	308
6.750% due 08/25/2036 ^	2,477	1,983
First Horizon Alternative Mortgage Securities Trust
6.000% due 05/25/2036	1,499	1,284
6.000% due 08/25/2036 ^	2,553	2,153
First Horizon Mortgage Pass-Through Trust
2.596% due 05/25/2037 ^	144	117
2.625% due 11/25/2035 ^	1,967	1,568
IndyMac Mortgage Loan Trust
6.500% due 07/25/2037	4,353	3,057
JPMorgan Alternative Loan Trust
2.537% due 03/25/2037 ^	2,203	1,728
2.574% due 05/25/2036 ^	3,344	2,742
2.636% due 03/25/2036	3,748	3,006
6.310% due 08/25/2036	2,500	1,995
JPMorgan Mortgage Trust
2.610% due 02/25/2036 ^	935	840
5.028% due 10/25/2035	640	634
5.500% due 04/25/2036	1,209	1,248
5.750% due 01/25/2036 ^	169	158
6.000% due 08/25/2037 ^	432	391
6.500% due 09/25/2035	163	168
Lehman Mortgage Trust
6.000% due 07/25/2036 ^	1,596	1,252
6.000% due 07/25/2037	2,802	2,566
6.500% due 09/25/2037 ^	5,412	4,820
MASTR Asset Securitization Trust
6.500% due 11/25/2037 ^	950	825
Merrill Lynch Mortgage Investors Trust
2.845% due 03/25/2036 ^	2,987	2,062
Morgan Stanley Mortgage Loan Trust
4.884% due 05/25/2036	4,571	3,641
New Century Alternative Mortgage Loan Trust
6.173% due 07/25/2036 ^	7,683	5,350
Nomura Asset Acceptance Corp. Alternative Loan Trust
4.976% due 05/25/2035	32	31
RBSSP Resecuritization Trust
0.312% due 02/26/2047	8,313	6,607
Residential Accredit Loans, Inc. Trust
3.416% due 12/26/2034	2,472	2,126
5.750% due 01/25/2034	8,708	9,045
6.000% due 06/25/2036 ^	1,100	913
6.000% due 06/25/2036 ^	903	750
6.000% due 08/25/2036 ^	661	559
6.000% due 12/25/2036 ^	1,384	1,140
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^	2,055	1,741
6.000% due 02/25/2036	1,132	913
6.000% due 09/25/2036 ^	818	548
6.000% due 03/25/2037 ^	2,464	1,900
6.000% due 05/25/2037 ^	3,167	2,831
6.000% due 07/25/2037 ^	2,175	1,629
6.250% due 09/25/2037 ^	3,715	2,713
Residential Funding Mortgage Securities, Inc. Trust
3.563% due 09/25/2035	3,096	2,789
3.663% due 08/25/2036	3,146	2,780
6.250% due 08/25/2036 ^	1,506	1,377
Structured Adjustable Rate Mortgage Loan Trust
2.453% due 11/25/2036	4,710	3,854
4.867% due 05/25/2036	4,113	3,239
5.020% due 01/25/2036 ^	4,161	3,154
5.283% due 07/25/2036 ^	1,403	1,218
Suntrust Adjustable Rate Mortgage Loan Trust
2.664% due 02/25/2037 ^	583	508
WaMu Mortgage Pass-Through Certificates Trust
4.531% due 02/25/2037 ^	1,277	1,175
4.598% due 07/25/2037 ^	2,128	2,002
4.603% due 05/25/2037	2,960	2,848
6.076% due 10/25/2036 ^	1,655	1,406

Wells Fargo Alternative Loan Trust
6.000% due 07/25/2037		1,483	1,421
Wells Fargo Mortgage-Backed Securities Trust
2.610% due 07/25/2036 ^		717	664
2.615% due 04/25/2036		346	334
2.615% due 08/25/2036		1,150	1,102
2.617% due 07/25/2036 ^		2,374	2,285
5.750% due 03/25/2037 ^		808	783

Total Mortgage-Backed Securities (Cost $163,795)			176,015

ASSET-BACKED SECURITIES 2.4%
Bear Stearns Asset-Backed Securities Trust
6.500% due 10/25/2036		429	364
Greenpoint Manufactured Housing
8.140% due 03/20/2030		1,843	1,895
GSAA Home Equity Trust
5.772% due 11/25/2036		2,465	1,521
6.295% due 06/25/2036 ^		1,919	1,142
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.312% due 07/25/2037		3,979	2,370
Lehman XS Trust
5.525% due 06/24/2046		6,082	4,787
MASTR Asset-Backed Securities Trust
5.233% due 11/25/2035		721	735
Mid-State Trust
6.340% due 10/15/2036		1,509	1,596
8.330% due 04/01/2030		279	284
Morgan Stanley Mortgage Loan Trust
6.250% due 07/25/2047 ^		1,073	821

Total Asset-Backed Securities (Cost $15,451)			15,515

SOVEREIGN ISSUES 9.7%
Autonomous Community of Valencia
2.509% due 09/03/2017	EUR	2,500	3,157
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	187,600	58,944

Total Sovereign Issues (Cost $62,754)			62,101

	SHARES
PREFERRED SECURITIES 7.6%
BANKING & FINANCE 6.2%
Citigroup Capital
7.875% due 10/30/2040		260,000	6,921

Farm Credit Bank of Texas
6.750% due 09/15/2023 (d)		100,000	10,678
10.000% due 12/15/2020 (d)		16,900	21,891

			39,490

UTILITIES 1.4%
Entergy Texas, Inc.
5.625% due 06/01/2064		360,400	9,230

Total Preferred Securities (Cost $44,974)			48,720

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 8.2%
REPURCHASE AGREEMENTS (e) 0.7%			4,483

SHORT-TERM NOTES 6.3%
Fannie Mae
0.071% due 04/27/2015		$7,700	7,698
0.076% due 05/01/2015		1,300	1,300
0.081% due 05/01/2015		1,000	1,000
Freddie Mac 0.071% due
03/25/2015 - 04/10/2015		30,200	30,193

			40,191

U.S. TREASURY BILLS 1.2%
0.041% due 03/05/2015 - 04/30/2015 (c)(h)(j)	7,788	7,787

Total Short-Term Instruments (Cost $52,457)		52,461

Total Investments in Securities (Cost $763,286)		795,051

Total Investments 124.1% (Cost $763,286)		$795,051
Financial Derivative Instruments (g)(i) 0.6% (Cost or Premiums, net $(525))		3,490
Preferred Shares (25.1%)		(161,000)
Other Assets and Liabilities, net 0.4%		2,877

Net Assets Applicable to Common Shareholders 100.0%		$640,418

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

(a)	Interest only security.

(b)	Payment in-kind bond security.

(c)	Coupon represents a weighted average yield to maturity.

(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

Borrowings and Other Financing Transactions

(e)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.160%	10/31/2014	11/03/2014	$3,200	U.S. Treasury Bonds 3.750% due 11/15/2043	$(3,309)	$3,200	$3,200
SSB	0.000%	10/31/2014	11/03/2014	1,283	Freddie Mac 2.000% due 11/02/2022	(1,311)	1,283	1,283

Total Repurchase Agreements						$(4,620)	$4,483	$4,483

(1)	Includes accrued interest.

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed	Payable for Reverse Repurchase Agreements
RDR	0.420%	11/05/2014	02/05/2015	$(16,963)	$(16,963)
	0.590%	11/05/2014	02/05/2015	(17,680)	(17,680)

Total Reverse Repurchase Agreements					$(34,643)

(f)	Securities with an aggregate market value of $38,089 have been pledged as collateral under the terms of master agreements as of October 31, 2014.

(g)	Financial Derivative Instruments: Exchange-Traded or Centrally Cleared

Swap Agreements:

Interest Rate Swaps

							Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Pay	3-Month USD-LIBOR	2.000%	06/18/2019	$275,000	$6,139	$2,541	$0	$(325)
Receive	3-Month USD-LIBOR	3.750%	09/17/2043	236,000	(26,707)	(9,672)	1,439	0
Pay	3-Month USD-LIBOR	3.500%	06/19/2044	236,000	25,072	32,771	0	(1,379)
Receive	3-Month USD-LIBOR	3.500%	12/17/2044	125,600	(11,270)	(6,304)	764	0
Receive	3-Month USD-LIBOR	3.500%	06/17/2045	66,400	(4,910)	(2,698)	409	0

					$(11,676)	$16,638	$2,612	$(1,704)

Total Swap Agreements					$(11,676)	$16,638	$2,612	$(1,704)

(h)	Securities with an aggregate market value of $5,847 and cash of $14,325 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of October 31, 2014.

(i)	Financial Derivative Instruments: Over The Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	11/2014	GBP	10,766		$17,602	$380	$0
	11/2014		$16,637	GBP	10,325	0	(121)
	12/2014	EUR	252		$321	5	0
	12/2014	GBP	10,445		16,826	122	0
	06/2015	EUR	691		940	72	0
	06/2015		$102	EUR	78	0	(4)
	06/2016	EUR	1,940		$2,656	199	0
	06/2016		$113	EUR	84	0	(7)
BPS	11/2014	EUR	4,139		$5,278	92	0
	06/2015		316		429	32	0
BRC	11/2014		591		753	13	0
	11/2014		$712	GBP	441	0	(6)
	12/2014	BRL	366		$149	2	0
	06/2015	EUR	397		539	41	0
	06/2015		$170	EUR	129	0	(8)
	06/2016	EUR	368		$506	40	0
CBK	01/2015	BRL	79,859		31,764	88	0
	06/2015	EUR	340		465	38	0
	06/2015		$139	EUR	105	0	(7)
DUB	11/2014	EUR	1,453		$1,840	19	0
	12/2014	BRL	823		335	6	0
	06/2015		$511	EUR	393	0	(18)
	06/2016	EUR	205		$281	21	0
	06/2016		$23	EUR	17	0	(1)
FBF	12/2014	BRL	285		$116	2	0
	04/2015	EUR	8,667		11,750	877	0
	06/2015		575		780	59	0
GLM	11/2014		198		251	3	0
	12/2014	BRL	457		186	3	0
	12/2014	EUR	207		260	1	0
	06/2015		$770	EUR	579	0	(43)
HUS	11/2014	EUR	462		$588	9	0
JPM	11/2014		1,952		2,501	55	0
MSB	01/2015	BRL	66,248		26,374	96	0
	06/2015	EUR	481		659	56	0
	06/2016		516		710	56	0
NAB	06/2015		402		547	42	0
	06/2016		1,123		1,542	120	0
	07/2016		70		95	6	0
UAG	11/2014	BRL	896		378	16	0
	11/2014	EUR	6,886		8,809	180	0
	11/2014		$363	BRL	896	0	(1)
	11/2014		19,927	EUR	15,681	0	(277)
	12/2014	BRL	896		$360	1	0
	12/2014	EUR	15,681		19,930	276	0
	06/2015		$304	EUR	231	0	(15)

Total Forward Foreign Currency Contracts						$3,028	$(508)

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at October 31, 2014 (2)	Notional Amount (3)		Premiums (Received)	Unrealized Appreciation	Asset	Liability
BPS	Novo Banco S.A.	5.000%	12/20/2019	4.650%	EUR	400	$(6)	$17	$11	$0
BRC	Novo Banco S.A.	5.000%	12/20/2019	4.650%		900	(14)	37	23	0

							$(20)	$54	$34	$0

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

									Swap Agreements, at Value
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Pay	3-Month USD-LIBOR	2.200%	01/14/2020		$160,900	$(366)	$906	$540	$0
CBK	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	49,000	(47)	(86)	0	(133)
UAG	Pay	1-Year BRL-CDI	11.250%	01/04/2021		61,900	(92)	(287)	0	(379)
							$(505)	$533	$540	$(512)

Total Swap Agreements							$(525)	$587	$574	$(512)

(j)	Securities with an aggregate market value of $1,940 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2014.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$1,231	$0	$1,231
Corporate Bonds & Notes
Banking & Finance	0	160,944	5,797	166,741
Industrials	0	35,627	4,013	39,640
Utilities	0	60,036	2,444	62,480
Municipal Bonds & Notes
California	0	15,253	0	15,253
Nebraska	0	7,414	0	7,414
New Jersey	0	299	0	299
Ohio	0	28,184	0	28,184
Virginia	0	629	0	629
West Virginia	0	3,493	0	3,493
U.S. Government Agencies	0	114,875	0	114,875
Mortgage-Backed Securities	0	176,015	0	176,015
Asset-Backed Securities	0	15,515	0	15,515
Sovereign Issues	0	62,101	0	62,101
Preferred Securities
Banking & Finance	6,921	32,569	0	39,490
Utilities	9,230	0	0	9,230
Short-Term Instruments
Repurchase Agreements	0	4,483	0	4,483
Short-Term Notes	0	40,191	0	40,191
U.S. Treasury Bills	0	7,787	0	7,787

Total Investments	$16,151	$766,646	$12,254	$795,051

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2,612	0	2,612
Over the counter	0	3,602	0	3,602
	$0	$6,214	$0	$6,214

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,704)	0	(1,704)
Over the counter	0	(1,020)	0	(1,020)

	$0	$(2,724)	$0	$(2,724)

Totals	$16,151	$770,136	$12,254	$798,541

There were no significant transfers between Level 1 and 2 during the period ended October 31, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended October 31, 2014:

Category and Subcategory	Beginning Balance at 07/31/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 10/31/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 10/31/2014 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$5,261	$0	$(25)	$1	$0	$560	$0	$0	$5,797	$0
Industrials	2,328	1,992	(247)	(11)	55	(104)	0	0	4,013	(50)
Utilities	2,448	0	0	(1)	0	(3)	0	0	2,444	(3)
Mortgage-Backed Securities	41,920	(42,410)	0	0	0	490	0	0	0	0

Totals	$51,957	$(40,418)	$(272)	$(11)	$55	$943	$0	$0	$12,254	$(53)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 10/31/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$5,797	Benchmark Pricing	Base Price	115.40
Industrials	1,979	Benchmark Pricing	Base Price	99.63
	2,034	Third Party Vendor	Broker Quote	110.50
Utilities	2,444	Third Party Vendor	Broker Quote	111.36

Total	$12,254

(1)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at October 31, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The Net Asset Value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, PIMCO, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

•	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the investment advisor may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the investment advisor does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of October 31, 2014, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of October 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$763,290	$38,508	$(6,747)	$31,761

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are typically attributable to wash sale loss deferrals, straddle loss deferrals, swap contracts, sale-buyback transactions, and accelerated recognition of unrealized gain on certain futures and forward contracts for federal income tax purposes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A
BOS	Banc of America Securities LLC	FBF	Credit Suisse International	NAB	National Australia Bank Ltd.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RDR	RBC Dain Rausher, Inc.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar
EUR	Euro

Other Abbreviations:
ALT	Alternate Loan Trust	CDI	Brazil Interbank Deposit Rate	PIK	Payment-in-Kind
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles

Item 2. Controls and Procedures

(a) The registrant’s President, Principal Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial & accounting officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Income Strategy Fund II

By:	/s/ Peter G. Strelow
Peter G. Strelow President, Principal Executive Officer

Date: December 29, 2014

By:	/s/ William G. Galipeau
William G. Galipeau, Treasurer, Principal Financial & Accounting Officer

Date: December 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow
Peter G. Strelow, President, Principal Executive Officer

Date: December 29, 2014

By:	/s/ William G. Galipeau
William G. Galipeau, Treasurer, Principal Financial & Accounting Officer

Date: December 29, 2014